SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 13, 2006

BUFFETS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-116897	22-3754018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1460 BUFFET WAY
EAGAN, MINNESOTA	55121
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

        (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

              On January 13, 2006, Buffets Holdings, Inc. ("Buffets Holdings") issued a press release announcing that it plans on engaging financial advisors to assist in exploring various strategic alternatives to maximize shareholder value.

              The press release also announced that Buffets Holdings would be conducting a conference call to discuss operating results for the second quarter on Wednesday, January 25, 2006, at 11:00 a.m. (Eastern). The call may be accessed starting at 10:45 a.m. (Eastern). The conference phone number will be 1-888-228-7864 and the conference ID number will be 4068078. The conference call will be recorded and available for playback through Friday, February 3, 2006 at 6:00 p.m. (Eastern). Playback can be reached by dialing 1-800-642-1687 and requesting conference ID number 4068078.

Item 9.01(c).  Financial Statements and Exhibits

             (c) Exhibits

                   Exhibit 99.1 Press Release of Buffets, Holdings, Inc., dated January 13, 2006.

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SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 13, 2006

BUFFETS HOLDINGS, INC.
By:	/s/ R. Michael Andrews, Jr.

Name:	R. Michael Andrews, Jr.
Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Buffets Holdings, Inc., dated January 13, 2006.